Exhibit 32.1

CERTIFICATION PURSUANT TO 18 USC. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the transition report on Form 10-KT of IGC Pharma, Inc. (the “Company”) for the nine-month transition period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ram Mukunda, Chief Executive Officer, and President of the Company, certify, pursuant to 18 USC. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 18, 2026	By:	/s/ Ram Mukunda
Ram Mukunda
President and Chief Executive Officer (Principal Executive Officer)